UBS Series Funds

January 15, 2025

Supplement to the prospectus and Statement of Additional Information (the “SAI”), each dated August 28, 2024.

Includes:

•	UBS RMA Government Money Market Fund

Dear Investor,

The purpose of this supplement is to update certain information in the prospectus and SAI for UBS RMA Government Money Market Fund (the “fund”), a series of UBS Series Funds (the “Trust”) regarding the disclosure of portfolio holdings.

Effective immediately the prospectus and SAI are hereby revised as follows:

The section captioned “Disclosure of portfolio holdings and other information” of the prospectus is revised by adding the following after the third paragraph of that section:

Additionally, an abbreviated portfolio holdings report for the master fund in which the fund invests is available on a weekly basis. (The abbreviated weekly portfolio holdings report contains less information about each holding.) This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. Under normal circumstances, the abbreviated report will be as of the last business day in a week and is expected to be posted by the Thursday or Friday of the following week. The weekly information will be posted to the website at least one day prior to other public dissemination.

The weekly portfolio holdings information postings will continue to remain available on the website, along with any more current holdings information, at least until the date on which the fund files its portfolio holdings information with the SEC on Forms N-CSR for the period that included the date as of which the website information is current. (For example, the fund files its annual financial statements for its most recent fiscal year ended April 30th with the SEC on Form N-CSR around the beginning of July. Weekly portfolio holdings information for periods ended April 30th could be removed from the website once the annual financial statements are filed, but not until then.)

The section captioned “Disclosure of portfolio holdings” and sub-captioned “Disclosure of non-material information” of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Policies and procedures regarding non-material information permit UBS AM fund officers, UBS AM fund portfolio managers, and senior officers of UBS AM Fund Treasury, UBS AM Legal and Compliance Departments, and anyone

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employed by or associated with UBS AM who has been authorized by the UBS AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-month end (or calendar-week end—in the case of the fund’s public posting of portfolio holdings) (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) LLC

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